Exhibit 10.1

FIRST AMENDMENT TO THE AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT dated as of May 1, 2015 (this “Amendment”) is entered into between WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the “Advisor”), and ONEBEACON INSURANCE GROUP, LTD., an exempted limited liability company organized under the laws of Bermuda (the ”Client”).

WHEREAS, the Advisor and Client are parties to the Amended and Restated Investment Management Agreement dated as of December 23, 2014 (the “Investment Management Agreement”);

WHEREAS, the Advisor and the Client are Parties (“Parties”) to the agreement; and

WHEREAS, pursuant to Section 17 of the Investment Management Agreement, the Client and Advisor desire to add OBI AMERICA INSURANCE COMPANY to the Investment Management Agreement as an Affiliated Company of the Client and to have OBI AMERICA INSURANCE COMPANY acknowledge such addition.

NOW, THEREFORE, the Parties, intending to be legally bound, agree as follows:

1.    Schedule B to the Investment Management Agreement is hereby updated to read in its entirety as set forth in Schedule B to this Amendment.

2.    All terms used herein and not otherwise defined having the meanings set forth in the Investment Management Agreement.

3.    Except as expressly modified by this Amendment, the Investment Management Agreement is hereby ratified and confirmed in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duty authorized representatives as of the day and year first above written.

ADVISOR:		CLIENT:
WHITE MOUNTAINS ADVISORS LLC		ONEBEACON INSURANCE GROUP, LTD
By:	/s/ Kevin B. Crawford	By:	/s/ Sarah A. Kolar
	Kevin B. Crawford Chief Compliance Officer		Sarah A. Kolar Secretary & Associate General Counsel

ADDED COMPANY:
OBI AMERICA INSURANCE COMPANY
By:	/s/ James G. Jordan
James G. Jordan Assistant Secretary and Associate General Counsel

SCHEDULE B
AFFILIATED COMPANIES

Mill Shares Holdings (Bermuda) Ltd.
OneBeacon Holdings (Gibraltar) Limited
WM Belvaux (Luxembourg) S.A.R.L.
OneBeacon Investments (Luxembourg) S.A.R.L.
WM Findel (Luxembourg) S.A.R.L.
WM Kehlen (Luxembourg) S.A.R.L.
WM Queensway (Gibraltar) Limited
OneBeacon Insurance Group LLC
OneBeacon U.S. Enterprises Holdings, Inc
OneBeacon U.S. Financial Services, Inc
OneBeacon U.S. Holdings, Inc.
Atlantic Specialty Insurance Company
Homeland Insurance Company of Delaware
Homeland Insurance Company of New York
OneBeacon Select Insurance Company
OBI National Insurance Company
OneBeacon Specialty Insurance Company
OBI America Insurance Company
A.W.G. Dewar, Inc
EBI Claims Services, LLC
National Marine Underwriters, Inc
OneBeacon Entertainment, LLC
OneBeacon Professional Insurance, Inc
OneBeacon Services, LLC
OneBeacon Sports and Leisure, LLC
Split Rock Insurance, Ltd